UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 24, 2013

ECOTALITY, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-50983	68-0515422
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Montgomery Street, Suite 2525
San Francisco, CA	94104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 992-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

In its Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, ECOtality, Inc. (the “Company”) disclosed in the footnotes (under Note 7) to its financial statements that the Company had issued 85,000 shares of common stock under the Ecotality, Inc. 2007 Equity Incentive Plan to a third-party service provider. This disclosure should also have been provided in Item 2 of Part II of the Form 10-Q. Item 2 of Part II should read as follows: “In March 2013, the Company issued 85,000 unregistered shares of common stock under the Ecotality, Inc. 2007 Equity Incentive Plan to a third-party service provider in reliance on the exemption for private offerings under Section 4(2) of the Securities Act of 1933, as amended.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOTALITY, INC.

(Registrant)

Signature	Title	Date

/s/ Susie Herrmann	Chief Financial Officer	May 24, 2013
Susie Herrmann